UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2007

Sterling Banks, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	333-133649	20-4647587

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number )	Identification No.)

3100 Route 38
Mount Laurel, New Jersey 08054
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (856) 273-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17  CFR 240.13e-4(c))

Item 8.01   Other Events

On August 13, 2007, the Company issued a press release announcing that the Board of Directors of the Company had declared a cash dividend on the outstanding common shares of the Company of $0.03 per common share, payable on August 24, 2007, to shareholders of record as of the close of business on August 10, 2007.  A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01.   Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description
99.1	Press release, dated August 13, 2007 announcing declaration of cash dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STERLING BANKS, INC.

Date: August 13, 2007	By: /s/ R. Scott Horner
R. Scott Horner
Chief Financial Officer and
Executive Vice President

EXHIBITS

Exhibit Number	Description
99.1	Press release, dated August 13, 2007, announcing declaration of cash dividend.